SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and ExchangeAct of 1934.

May 1, 2014

Date of Report

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 1800, Denver, Colorado	80203-4518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01                                  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As described more fully under Item 2.03 below, which description is incorporated herein by reference, on May 1, 2014, Cimarex Energy Co. and its subsidiary guarantors (collectively, the “Company”) entered into a Second Amendment (the “Second Amendment”) to a Credit Agreement dated as of July 14, 2011, as previously amended by the First Amendment to Credit Agreement dated as of July 19, 2012 (collectively, the “Credit Agreement”), by and among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the Lenders party thereto.  A copy of the Second Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 2.03                                  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On May 1, 2014, the Company entered into the Second Amendment to the Credit Agreement.  The Credit Agreement initially provided for a senior unsecured revolving credit facility with an initial aggregate commitment from the lenders of $800 million (with an $80 million sub-limit for letters of credit), an initial borrowing base of $2.0 billion and an expiration of July 14, 2016.

The Second Amendment:

•                  increases the borrowing base from $2.0 billion to $2.5 billion until the next redetermination scheduled for April 2015

•                  extends the maturity date to July 14, 2018

•                  reduces the applicable margins for borrowings under the Credit Agreement so that, at Cimarex’s option, borrowings under the Credit Agreement may bear interest at either:

a London Interbank Offered (“LIBO”) rate plus 1.5 to 2.25 percent, based on the leverage ratio, or the higher of (i) a prime rate, (ii) the federal funds effective rate plus 0.50 percent, or (iii) a LIBO rate plus 1.00 percent plus, in each case, an additional 0.5 to 1.25 percent, based on the leverage ratio.

•                  reduces the commitment fee for unused borrowings to .3-0.50 percent, based on the leverage ratio.

The current aggregate commitment from lenders is $1.0 billion.

The Second Amendment is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference, and the Company is filing for informational purposes the First Amendment to Credit Agreement as an additional exhibit to this Current Report on Form 8-K.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

Exhibit No.	Description

10.1	First Amendment to Credit Agreement dated as of July 19, 2012.

10.2	Second Amendment to Credit Agreement dated as of May 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: May 5, 2014	By:	/s/ Francis B. Barron
Francis B. Barron,
Senior Vice President and General Counsel